UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date Of Report (Date Of Earliest Event Reported): September 30, 2005

                             THE ALPINE GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-02249

               Delaware                                  22-1620387
    (State or Other Jurisdiction of                  (I.R.S. Employer
    Incorporation or Organization)                   Identification No.)

                              One Meadowlands Plaza
                        East Rutherford, New Jersey 07073
          (Address of Principal Executive Offices, Including Zip Code)

                                 (201) 549-4400
              (Registrant's Telephone Number, Including Area Code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17CFR240.13c-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

      On September 30, 2005, Essex Electric Inc. ("Essex Electric"), the 84% owned subsidiary of The Alpine Group, Inc. (the "Company"), entered into an asset purchase agreement (the "Asset Purchase Agreement") with Southwire Company as buyer ("Southwire"). Concurrently with the execution of the Asset Purchase Agreement, the Company guaranteed certain undertakings of Essex Electric thereunder (the "Guaranty"). The Asset Purchase Agreement provides for the sale by Essex Electric to and the purchase by Southwire of certain building wire assets of Essex Electric on the terms and conditions set out in the Asset Purchase Agreement. The foregoing description of the Asset Purchase Agreement and the Guaranty are qualified in their entirety by reference thereto.

      A copy of the Asset Purchase Agreement and the Guaranty are attached hereto, respectively, as Exhibits 10.1 and 10.2. Both are incorporated herein by reference. A copy of the press release of the Company issued on September 30, 2005 in connection with the entry into the Asset Purchase Agreement is attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits

      (a)   Financial Statement of Business Acquired - Not applicable
      (b)   Pro Forma Financial Information - Not applicable
      (c)   Exhibits

            Exhibit No.                     Exhibit
            -----------                     -------

            10.1 Asset Purchase Agreement by and between Essex Electric Inc. and Southwire Company dated September 30, 2005

            10.2        Guaranty of The Alpine Group, Inc. in favor of Southwire
                        Company

            10.3        Press Release of The Alpine Group,  Inc. dated September
                        30, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 6, 2005                  THE ALPINE GROUP, INC.


                                        By: /s/ Stewart H. Wahrsager
                                        ---------------------------------------
                                        Senior Vice-President,
                                        General Counsel and Corporate Secretary



                               INDEX OF EXHIBITS

Exhibit No.                         Exhibit
-----------                         -------

10.1 Asset Purchase Agreement by and between Essex Electric Inc. and Southwire Company dated September 30, 2005

10.2        Guaranty of The Alpine Group, Inc. in favor of Southwire Company

10.3        Press Release of The Alpine Group, Inc. dated September 30, 2005